SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 27, 2008

                            BANKFINANCIAL CORPORATION
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

      Maryland                         0-51331                    75-3199276
  -------------------            ---------------------       ---------------
(State or Other Jurisdiction)    (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


15W060 North Frontage Road, Burr Ridge, Illinois                  60527
------------------------------------------------               --------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (630) 242-7700
                                                     --------------



                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01.        Other Events.

     On March 27, 2008, the Company announced that its 2008 Annual Meeting of Shareholders will be held on June 24, 2008 at 11:00 AM. The location of the meeting will be the Willowbrook Holiday Inn, 7800 South Kingery Highway (Route
83), Willowbrook, Illinois 60527.

     A copy of the press release announcing the date of the annual meeting is attached as Exhibit 99 to this report.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits.

         Exhibit No.                Exhibit

              99                 Press release dated March 27, 2008



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           BANKFINANCIAL CORPORATION



DATE: March 27, 2008                By:    /s/ F. Morgan Gasior
                                           ----------------------------------
                                           F. Morgan Gasior
                                           Chairman of the Board,
                                           Chief Executive Officer and President










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                                  EXHIBIT INDEX

         Exhibit No.                Exhibit

              99                Press release dated March 27, 2007